                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K/A

                        ---------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 29, 2003

                           THE TOWN AND COUNTRY TRUST

             (Exact name of registrant as specified in its charter)

Maryland                            001-12056                52-6613091
---------------------------         -------------------      --------------
(State or other jurisdiction        (Commission              (IRS Employer
 of incorporation)                  File Number)             Identification No.)


100 S. Charles Street, Baltimore, MD                               21201
------------------------------------                         --------------
(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (410) 539-7600

                           THE TOWN AND COUNTRY TRUST
                                   FORM 8-K/A


                                      INDEX

Item 2.           Acquisition or Disposition of Assets

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

         a.       Report of Independent Auditors

                  Combined Statement of Certain Revenues and Certain Operating Expenses

                  Notes to Combined Statement of Certain Revenues and Certain Operating Expenses

         b.       Pro Forma Consolidated Balance Sheet as of June 30, 2003
                  (Unaudited)

                  Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2003 (Unaudited)

                  Pro Forma Consolidated Statement of Operations for the year ended December 31, 2002 (Unaudited)

         c.       Exhibit

                  23   Consent of Independent Auditors

                           The Town and Country Trust
                                   Form 8-K/A


Item 2.  Acquisition or Disposition of Assets


On September 29, 2003, the Registrant, The Town and Country Trust (the "Trust"), acquired an apartment community known as Windsor at Lionsgate ("Lionsgate"), located at 13690 Legacy Circle, in Herndon, Fairfax County, Virginia.

Lionsgate, acquired from Windsor at Lionsgate LLC, was completed in 2000 and contains 328 garden-style apartments and townhouses. The property features a unit mix consisting of 27% one-bedroom units, 59% two-bedroom units and 14% three-bedroom units. Amenities include controlled-access gates, a swimming pool, lighted tennis court, state-of-the-art clubhouse/leasing center, conference center and fitness center. Each unit has its own washer and dryer and several units have private garages.

The purchase price for Lionsgate was $52,750,000, plus certain customary closing costs. The Trust paid the purchase price with funds generated by the Trust's recent offering of convertible senior notes. The Trust based its determination of the purchase price, which resulted from arm's-length negotiations, on the property's expected cash flow, physical condition, location, competitive position, existing tenancies and opportunities to retain and attract tenants. The Trust will continue to operate the property as an apartment community. The seller is not affiliated with the Trust or any of its affiliates, trustees or officers, or any associate of any trustee or officer.

The Trust has structured the purchase to qualify under the "like-kind exchange" provisions of Section 1031 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder (the "Tax Laws"). In this regard, the Trust has identified and sold the "relinquished properties" within the time periods specified in the applicable Tax Laws.

The statements contained in this filing include forward-looking statements within the meaning of the Federal securities laws. Although the Trust believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. As forward-looking statements, these statements involve risks and uncertainties that could cause actual results to differ materially from the expected results. These risks and uncertainties include, but are not limited to, uncertainties affecting real estate business generally, risks relating to acquisition and disposition activities and risks relating to leasing and re-leasing activities. Additional information on factors which could impact the Trust and the forward-looking statements contained herein are detailed in the Trust's filings with the Securities and Exchange Commission.

Item 7.a.

                         REPORT OF INDEPENDENT AUDITORS


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
THE TOWN AND COUNTRY TRUST

We have audited the accompanying Statement of Certain Revenues and Certain Operating Expenses (as defined in Note 1) of the Windsor at Lionsgate (the "Property") for the year ended December 31, 2002. The Statement of Certain Revenues and Certain Operating Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Certain Revenues and Certain Operating Expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Certain Revenues and Certain Operating Expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Certain Revenues and Certain Operating Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Certain Revenues and Certain Operating Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Certain Revenues and Certain Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the filing of Form 8-K/A of The Town and Country Trust as described in Note 1, and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Statement of Certain Revenues and Certain Operating Expenses referred to above presents fairly, in all material respects, the certain revenues and certain operating expenses described in Note 1 of the Windsor at Lionsgate for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States.

                                                 /s/ Ernst & Young LLP

Baltimore, Maryland
August 8, 2003

                              Windsor at Lionsgate
           Statement of Certain Revenue and Certain Operating Expenses
                             (Amounts in Thousands)




                                                        SIX MONTHS         YEAR
                                                           ENDED           ENDED
                                                      JUNE 30, 2003   DECEMBER 31, 2002
                                                        (UNAUDITED)      (AUDITED)
                                                      -------------   -----------------

Certain Revenues:
  Rental income                                            $2,477         $4,967
                                                           ------         ------
Total certain revenues                                      2,477          4,967

Certain Operating Expenses:
  Real estate taxes and insurance                             301            624
  Utilities                                                    66            125
  Repairs and maintenance                                     247            458
  Marketing and advertising                                   101            189
  General and administrative                                  104            208
                                                           ------         ------
Total certain operating expenses                              819          1,604
                                                           ------         ------

Excess of Certain Revenues Over Certain
Operating Expenses                                         $1,658         $3,363
                                                           ======         ======


See accompanying notes.

                              WINDSOR AT LIONSGATE
                     NOTES TO STATEMENT OF CERTAIN REVENUES
                         AND CERTAIN OPERATING EXPENSES

1.        ORGANIZATION AND BASIS FOR PRESENTATION

The accompanying statement of certain revenues and certain operating expenses comprises a multifamily residential property located in Herndon, Virginia. The Town and Country Trust acquired the property from Windsor at Lionsgate, LLC on September 29, 2003 for a purchase price of approximately $52.8 million.

This statement is prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, the statement is not representative of the actual operations for the periods presented as certain revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in future operations of the acquired properties, have been excluded. The statement of certain revenues and certain operating expenses for the Property is being presented for the most recent fiscal year and the six- month period ended June 30, 2003. Revenues and expenses not directly attributable to the future operation of the Properties have been excluded. Such items include depreciation, amortization, interest expense, and interest income.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Revenues from rental property are recognized when due from tenants. Leases are generally for terms of one year or less.

Advertising and Promotion Costs

Advertising and promotion costs are expensed as incurred.

Use of Estimates

The preparation of the statement of certain revenues and certain operating expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the statement of certain revenues and certain operating expenses and accompanying notes. Actual results could differ from those estimates.

Item 7.b.

                           THE TOWN AND COUNTRY TRUST
                   CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                             (AMOUNTS IN THOUSANDS)



Management has prepared the following pro forma financial statements, which are based on the historical consolidated financial statements of The Town and Country Trust (the "Company") and adjusted to give effect to the acquisition of Windsor at Lionsgate on September 29, 2003.

The Unaudited Pro Forma Consolidated Balance Sheet at June 30, 2003 has been prepared to reflect the subsequent acquisition of Windsor at Lionsgate as if the transactions had occurred on June 30, 2003. In addition, the Unaudited Pro Forma Consolidated Balance Sheet reflects the disposition of three apartment communities, known as the Charlesmont Apartments, the Woodmoor Apartments, and the Foxhaven Apartments, which occurred on July 31, 2003 (the "Disposition"), as if the transaction had occurred on June 30, 2003. The results of operations of the Disposition are reflected as discontinued operations in the historical financial statements of the Company. The pro forma consolidated statements of income for the year ended December 31, 2002 and the six-month period ended June 30, 2003 have been prepared to present the results of continuing operations of the Company as if the acquisitions of Windsor at Lionsgate as well as the Berkshire Properties acquired on April 30, 2003, had occurred at the beginning of each period presented.

The following consolidated pro forma financial statements should be read in conjunction with the Company's Form 8-K filed with the Securities and Exchange Commission (the "SEC") on October 14, 2003, the Company's consolidated financial statements and notes thereto that are incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, as amended by the Form 8-K filed with the SEC on September 24, 2003, the Company's Quarterly Report on Form 10-Q for the six months ended June 30, 2003, Form 8-K/A filed with the SEC on June 24, 2003, and the Statement of Certain Revenues and Certain Operating Expenses and Notes included elsewhere in this Form 8-K/A. In the Company's opinion, all significant adjustments necessary to reflect the acquisition have been made.

                           THE TOWN AND COUNTRY TRUST

                      CONSOLIDATED PRO FORMA BALANCE SHEET

                                  JUNE 30, 2003

                          (UNAUDITED AND IN THOUSANDS)

                                                                  Disposition
                                                                   Pro Forma      Lionsgate         Pro Forma
                                                  Historical (A)     (B)          Pro Forma       Consolidated
                                                  --------------  ------------    ---------       -------------
ASSETS
Real estate:
   Land                                              $ 103,633    $               $   6,355(C)    $ 109,988
   Buildings and improvements                          713,386                       46,239(C)      759,625
   Other                                                 9,063                          368(C)        9,431
                                                     ---------    ---------       ---------       ---------
                                                       826,082                       52,962         879,044
Less accumulated depreciation                         (295,807)                         --         (295,807)
                                                     ---------    ---------       ---------       ---------
                                                       530,275                       52,962         583,237

Real estate and other assets held for disposition       23,246      (23,246)                             --
Cash and cash equivalents                                1,494       25,122                          26,616
Restricted cash                                          2,860                                        2,860
Deferred financing costs                                 4,454                        1,584           6,038
Other assets                                             5,901                                        5,901
                                                     ---------    ---------       ---------       ---------
   Total assets                                      $ 568,230    $   1,876       $  54,546       $ 624,652
                                                     =========    =========       =========       =========

LIABILITIES AND SHAREHOLDERS' DEFICIT
Mortgage debt                                        $ 524,828    $  (9,718)                      $ 515,110
Notes payable - unsecured                                7,000                                        7,000
5.375% Convertible Senior Notes, due 2023                 --                      $  54,546(D)       54,546
Mortgage debt and other liabilities held for
   disposition                                          29,660      (29,660)                             --
Accrued interest                                         2,393                                        2,393
Accounts payable and other liabilities                  10,614                                       10,614
Security deposits                                        3,272                                        3,272
Minority interest                                         --          5,304                           5,304
                                                     ---------    ---------       ---------       ---------
   Total liabilities                                   577,767      (34,074)         54,546         598,239

Shareholders' (deficit) equity:
   Common shares of beneficial                             163                                          163
   Additional paid-in capital                          328,406                                      328,406
   Distributions in excess of accumulated earnings    (331,128)      35,950                        (295,178)
   Deferred compensation - restricted stock             (3,759)                                      (3,759)
   Other comprehensive income                           (3,219)                                      (3,219)
                                                     ---------    ---------       ---------       ---------
   Total shareholders' (deficit) equity                 (9,537)      35,950            --            26,413
                                                     ---------    ---------       ---------       ---------
   Total liabilities and shareholders' (deficit)
   equity                                            $ 568,230    $   1,876       $  54,546       $ 624,652
                                                     =========    =========       =========       =========

Explanation of Pro Forma Adjustments:

A. Reflects the Company's historical Consolidated Balance Sheet as of June 30, 2003.

B. Reflects proceeds of approximately $66.3 million less closing costs of $1.8 million from the Dispositions sale, less payoff of outstanding mortgage debt that was available to be repaid, and removal of disposition assets and other miscellaneous accounts. The resulting gain on sale is reflected in distributions in excess of accumulated earnings and minority interest based on historical ownership percentages. As other debt matures, the Company expects to use the remaining available proceeds to repay those obligations.

C. Represents management's estimate of the allocation of the Company's purchase price and closing costs.

D. Subsequent to June 30, 2003, the Company sold $74.75 million aggregate principal of 5.375% Convertible Senior Notes due 2023. The Company used $54.5 million of the proceeds to purchase this property.

                           THE TOWN AND COUNTRY TRUST
                 CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003
              (UNAUDITED AND IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                       Berkshire         Lionsgate        Total Pro
                                                                       Pro Forma         Pro Forma         Forma
                                                    Historical (A)   Adjustments (B)   Adjustments (C)   Consolidated
                                                    --------------   ---------------   ---------------   -------------
REVENUE
Rental income                                        $62,042          $2,033           $2,477             $66,552

EXPENSES
Operating expenses:
   Real estate taxes and insurance                     6,718             227              301               7,246
   Utilities                                           4,126              69               66               4,261
   Repairs and maintenance                             8,012             247              247               8,506
   Marketing and advertising                           2,206              60              101               2,367
   Other                                               5,667             195              104               5,966
                                                    --------        --------         --------            --------
   Total operating expenses                           26,729             798              819              28,346

Real estate depreciation                              10,758             588              841(1)           12,187
Interest expense                                      14,756             511            1,463(2)           16,730
General and administrative                             2,737                                                2,737
Other depreciation and amortization                      354                                                  354
                                                    --------        --------         --------            --------
                                                      55,334           1,897            3,123              60,354
Income (loss) from continuing operations
 before gain on involuntary conversion and
 minority interest                                     6,708             136             (646)              6,198
Gain on involuntary conversion                           621                                                  621
                                                    --------        --------         --------            --------
Income (loss) from continuing operations
   before minority interest                            7,329             136             (646)              6,819
Income (loss) from continuing operations
allocated to minority interest                           980              18              (86)                912
Minority interest distribution in excess of
earnings                                                 975             (18)              86               1,043
                                                    --------        --------         --------            --------
Income (loss) from continuing operations net
of minority interest                                 $ 5,374          $  136           $ (646)            $ 4,864
                                                    ========        ========         ========            ========

Income from continuing operations per share:
   Basic                                             $  0.33                                              $  0.30
                                                    ========                                             ========
   Diluted                                           $  0.33                                              $  0.30
                                                    ========                                             ========

Weighted average common shares outstanding -
    basic                                             15,990                                               15,990
Dilutive effect of outstanding options and
   restricted shares                                     257                                                  257
                                                    --------                                             --------
Weighted average common shares outstanding -
    diluted                                           16,247                                               16,247
                                                    ========                                             ========

Explanation of Pro Forma Adjustments:

(A) Represents the Company's results of continuing operations included in its unaudited historical Consolidated Statement of Operations for the six months ended June 30, 2003.

(B) Represents the unaudited Combined Statement of Certain Revenues and Certain Operating Expenses for the Berkshire Properties for the period January 1, 2003 through April, 28, 2003, the date of acquisition, including the following pro forma adjustments detailed below:

     (1) Represents the depreciation expense of the acquisition properties based on the purchase price, excluding amounts allocated to land. The weighted average life of the property depreciation was 36.6 years for Berkshire.

     (2) Represents interest expense for the acquired properties for the period. Interest was computed based on the interest rates under the Company's financing facilities in effect at the time of the acquisitions.

(C) Represents the unaudited Statement of Certain Revenues and Certain Operating Expenses for Windsor at Lionsgate for the six months ended June 30, 2003 including the following pro forma adjustments detailed below:

     (1) Represents the depreciation expense of the acquisition property based on the purchase price, excluding amounts allocated to land. The weighted average life of the property depreciation was 37.1 years for Windsor at Lionsgate.

     (2) Represents interest expense for the acquired property for the six-month period ended June 30, 2003. Interest was computed based on the 5.375% interest rate on the portion of the Convertible Senior Notes due 2023 which were used to fund the acquisition.

                           THE TOWN AND COUNTRY TRUST
                 CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
              (UNAUDITED AND IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                       Berkshire         Lionsgate           Total Pro
                                                                       Pro Forma         Pro Forma             Forma
                                                    Historical (A)   Adjustments (B)   Adjustments (C)      Consolidated
                                                    --------------   ---------------   ---------------      -------------
REVENUE
Rental income                                       $ 120,988        $   6,469         $   4,967            $ 132,424

EXPENSES
Operating expenses:
   Real estate taxes and insurance                     12,023              698               624               13,345
   Utilities                                            6,876              217               125                7,218
   Repairs and maintenance                             14,668              658               458               15,784
   Marketing and advertising                            4,421              240               189                4,850
   Other                                               10,908              584               208               11,700
                                                    ---------        ---------         ---------            ---------
   Total operating expenses                            48,896            2,397             1,604               52,897

Real estate depreciation                               19,999            1,763             1,681(1)            23,443
Interest expense                                       28,029            1,534             2,926(2)            32,489
General and administrative                              5,262                                                   5,262
Other depreciation and amortization                       686                                                     686
                                                    ---------        ---------         ---------            ---------
                                                      102,872            5,694             6,211              114,777
                                                    ---------        ---------         ---------            ---------
Income (loss) from continuing operations
   before minority interest                            18,116              775            (1,244)              17,647
Income (loss) from continuing operations
allocated to minority interest                          2,422              104              (166)               2,360
Minority interest distribution in excess of
earnings                                                  576             (104)              166                  638
                                                    ---------        ---------         ---------            ---------
Income (loss) from continuing operations net
of minority interest                                $  15,118        $     775         $  (1,244)           $  14,649
                                                    =========        =========         =========            =========

Income from continuing operations per share:
   Basic                                            $    0.95                                               $    0.92
                                                    =========                                               =========
   Diluted                                          $    0.94                                               $    0.90
                                                    =========                                               =========

Weighted average common shares outstanding -
basic                                                  15,961                                                  15,961
Dilutive effect of outstanding options and
   restricted shares                                      253                                                     253
                                                    ---------                                               ---------
Weighted average common shares outstanding -
diluted                                                16,214                                                  16,214
                                                    =========                                               =========

Explanation of Pro Forma Adjustments:

(A) Represents the Company's results of continuing operations included in its historical Consolidated Statement of Operations for the year ended December 31, 2002.

(B) Represents the Combined Statement of Certain Revenues and Certain Operating Expenses for the Berkshire Properties for the year ended December 31, 2002 including the following pro forma adjustments detailed below:

     (1) Represents the depreciation expense of the acquisition properties based on the purchase price, excluding amounts allocated to land. The weighted average life of the property depreciation was 36.6 years.

     (2) Represents interest expense for the acquired properties for the year ended December 31, 2002. Interest was computed based on interest rates under the Company's financing facilities in effect at the time of acquisition.

(C) Represents the Combined Statement of Certain Revenues and Certain Operating Expenses for Windsor at Lionsgate for the year ended December 31, 2002 including the following pro forma adjustments detailed below:

     (1) Represents the depreciation expense of the acquisition property based on the purchase price, excluding amounts allocated to land. The weighted average life of the property depreciation was 37.1 years.

     (2) Represents interest expense for the acquired properties for the year ended December 31, 2002. Interest was computed based on 5.375% interest rate on the portion of the Convertible Senior Notes due 2023 used to fund the acquisition.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, The Town and Country Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        By: /s/ Alan W. Lasker
                                           -----------------------------
                                                Alan W. Lasker
                                                Senior Vice President
                                                Chief Financial Officer




Dated: November 12, 2003